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                                                                   EXHIBIT 10.24

                        AMENDMENT TO INVESTOR'S AGREEMENT

         THIS AMENDMENT (this "Amendment) is entered into as of April 28, 2000 to amend the INVESTOR'S AGREEMENT (the "Agreement") entered into as of June 16, 1997, among PAUL BENDER, an individual resident of the State of Virginia ("Bender"), SYNQUEST, INC., a Georgia corporation ("SynQuest"), and WARBURG, PINCUS INVESTORS, L.P., a Delaware limited partnership ("Warburg").

         In consideration of the mutual promises, representations, warranties and conditions set forth in this Amendment, Bender, SynQuest and Warburg mutually agree to amend the Agreement as follows.

         Article V of the Agreement is deleted in its entirety and in its place is inserted the following Article V:

         ARTICLE V. PUT RIGHT. On the third anniversary of the Merger Agreement, and on each subsequent four (4) anniversaries of the Merger Agreement, Bender may elect to put up to twenty percent (20%) of the SynQuest Shares (that is, up to 150,000 of the SynQuest Shares per put) at a price equal to $8.00 per share (no dividends or accrued interest will be payable with respect to the shares).

                  In order to exercise his put rights under this Article, Bender must deliver a written notice of his election to SynQuest specifying the number of SynQuest Shares Bender elects to sell to SynQuest ("Put Election Notice"). Each Put Election Notice will constitute an irrevocable election to sell shares identified in the Put Election Notice and must be delivered by Bender to SynQuest no later than sixty
         (60) days prior to the anniversary date specified above.

                  Within thirty (30) days of delivery by Bender to SynQuest of any Put Election Notice, except as hereinafter provided, SynQuest will pay Bender an amount equal to $8.00 per share for the number of shares specified in the Put Election Notice, and Bender will deliver to SynQuest good title, free and clear of any liens, of such shares.

                  Notwithstanding the foregoing, SynQuest may elect in its sole discretion not to purchase the shares offered on the third, and only the third, anniversary of the Merger Agreement. SynQuest must notify Bender, in writing, of its election not to accept the SynQuest Shares ("Postponement Notice") no later than fifteen business days after receipt of the Put Election Notice. In the event that SynQuest issues a Postponement Notice, Bender may elect to put the shares subject to the Postponement Notice only on the earlier of (i) the sale of all or substantially all of the assets of SynQuest, or (ii) the fourth anniversary of the Merger Agreement in accordance with the notification provisions provided for in this Article 5, without forfeiting his rights to put any additional shares on subsequent anniversaries of the Merger Agreement.


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                  Except for any SynQuest Shares subject to a Postponement
         Notice, the put rights granted under this Article automatically expire and will be null and void and have no other force and effect upon the closing of an underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), covering the offer and sale of Common Stock for the account of SynQuest to the public generally.

                        SIGNATURES ON THE FOLLOWING PAGE


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         The parties have caused this Amendment to be duly executed as of April
28, 2000.

                                    SynQuest:

                                    SYNQUEST, INC.


                                    By: /s/ John Bartels
                                       ------------------------------------
                                       John Bartels
                                       EVP Fin. & Adm.

                                    Bender:


                                    /s/ Paul Bender
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                                    Paul Bender

                                    Warburg:

                                    WARBURG, PINCUS INVESTORS, L.P.


                                    By: /s/ Henry Kressel
                                       ------------------------------------
                                       Name:
                                       Title:


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